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                               THE RESERVE FUND:
              PRIMARY FUND, U.S. GOVERNMENT FUND, U.S. TREASURY FUND

                           RESERVE TAX-EXEMPT TRUST:
                           INTERSTATE TAX-EXEMPT FUND


                    Supplement Dated, June 10, 2004, to the
             Statement of Additional Information Dated June 23, 2003


The third paragraph on page 20 in the section "How to Buy and Sell Shares - How to Purchase" of the Statement of Additional Information is amended as follows:

The sentences "Purchase and redemption orders are not accepted on days the New York Stock Exchange ("NYSE") is closed except Good Friday. In addition, orders are not accepted on Columbus Day and Veterans Day." are deleted and replaced by the following:

     Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on Columbus Day, Veterans Day and days the New York Stock Exchange ("NYSE") is closed, except Good Friday. However, the NAV may be calculated and purchase and redemption orders accepted on such days if RMCI determines it is in the shareholders' interest to do so.